EXHIBIT 99.1

SUBSCRIPTION AGREEMENT

Capitol Bancorp Ltd.
Capitol Bancorp Center
200 N. Washington Square, Fourth Floor
Lansing, Michigan 48933

Ladies and Gentlemen:

The undersigned (Investor) hereby confirms its agreement with you as follows:

1.  This Subscription Agreement, including the Terms and Conditions for Purchase of Trust Preferred Securities (Trust Preferred Securities) issued by Capitol Trust XII, a Delaware statutory trust (Trust) and warrants attached hereto as Annex I (Agreement) is made as of the date set forth below between Capitol Bancorp Ltd., a Michigan corporation together with any of the Company’s affiliates that may elect to sell the Investor the Trust Preferred Securities (Company), and the Investor.

2.  The Company and its affiliates have authorized the sale and issuance to certain investors of up to an aggregate of 2,000,000 Trust Preferred Securities of the Trust for a price per share of the Trust Preferred Security  at $10.00 per share (Purchase Price) together with a warrant (Warrants) to purchase one share of the Company’s common stock, no par value per share (Common Stock) at $10.00 per share for each share of the Trust Preferred Securities purchased by the Investor, in substantially the form attached hereto as Exhibit B.   The Shares and Warrants are immediately separable and will be issued separately. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares” and, together with the Trust Preferred Securities and the Warrants, are referred to herein as the “Securities”.

3.  The resale of the Trust Preferred Securities and the offering and sale of the Warrants (Offering) are being made pursuant to (1) effective Registration Statements on Form S-3 (File Nos. 333-151111 and 333-153121) (including the Prospectuses contained therein (Base Prospectuses), (collectively, Registration Statements) filed by the Company and the Trust with the Securities and Exchange Commission (Commission), and (2) a Prospectus Supplement (Prospectus Supplement and together with the Base Prospectuses, the Prospectus) containing certain supplemental information regarding the Securities, the terms of the Offering and information that may be material to the Company and its securities that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing of the Company of an electronic version thereof with the Commission).

4.  The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Trust Preferred Securities and the Warrants (to the extent applicable) set forth below for the aggregate purchase price set forth below. The Trust Preferred Securities and the Warrants shall be purchased pursuant to the Terms and Conditions for Purchase of Trust Preferred Securities and Warrants attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten by any placement agents and that there is no minimum offering amount.

5.  The manner of settlement of the Trust Preferred Securities purchased by the Investor will be by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company (DTC) through its Deposit/Withdrawal At Custodian (DWAC) system, whereby Investor’s prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by BNY Mellon Shareowner Services, the Company’s transfer agent (Transfer Agent), at the Company’s direction.  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)                DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR

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ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)               REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE TRUST PREFERRED SECURITIES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Capitol National Bank, N.A.
ABA #
Account Name: Capitol Bancorp Ltd.
Account Number:
Attention:
Tel: (517)

6.  The executed Warrant issuable in connection with the Trust Preferred Securities purchased by the Investor shall be delivered in accordance with the terms thereof.

7.  The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a FINRA member or an Associated Person (as such term is defined under the FINRA Membership and Registration Rules Section 1011) as of the date of this Agreement, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

8.  The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectuses, which is a part of the Company’s Registration Statements and the documents incorporated by reference therein (Disclosure Package), which includes pricing and other information regarding the Offering (Offering Information), prior to or in connection with the receipt of this Agreement.

9.  No offer by the Investor to buy the Securities will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Disclosure Package including the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or a placement agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Disclosure Package including the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

                       Number of Trust Preferred Securities:

Purchase Price Per Share of the Trust Preferred Securities: $10.00

Aggregate Purchase Price: $

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Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

THE INVESTOR: By: Name: Title:	Date: By: Name: Title:

ADDRESS:

Street Address or P.O. Box

City State Zip Code

Agreed and Accepted this [ ] day of , 2009:

THE COMPANY: Capitol Bancorp Ltd. By: Name: Title:

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ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF
TRUST PREFERRED SECURITIES AND WARRANTS

1.  Authorization and Sale of the Trust Preferred Securities. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

2.  Agreement to Sell and Purchase the Securities.

(a)  At the Closing (as defined below), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of the Trust Preferred Securities set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Trust Preferred Securities and Warrants are attached as Annex I (Signature Page) for the aggregate purchase price therefor set forth on the Signature Page.

(b)  The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (Other Investors) and expects to complete sales of the Securities to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

3.  Closings and Delivery of the Securities and Funds.

(a)  Closing. The completion of the purchase and sale of the Trust Preferred Securities and the Warrants (Closing) shall occur at a place and time (Closing Date) to be specified by the Company. At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of the Trust Preferred Securities set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a Warrant to purchase a number of whole Warrant Shares equal to the number of shares of the Trust Preferred Securities set forth on the signature page, and (c) the aggregate purchase price for the Trust Preferred Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

(b)  Conditions to the Company’s Obligations. (a) The Company’s obligation to issue and sell the Securities to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Trust Preferred Securities being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

(c)  Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Trust Preferred Securities will be subject to the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date.

(d)  Delivery of Funds.  No later than one business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Trust Preferred Securities being purchased by the Investor to the following account designated by the Company:

Capitol National Bank, N.A.
ABA #
Account Name: Capitol Bancorp Ltd.
Account Number:
Attention:
Tel: (517)

ANNEX I - 1

(e)  Delivery of Shares.  No later than one business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Trust Preferred Securities. Simultaneously with the delivery to the Company by the Investor of the funds pursuant to Section 3(d) above, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Trust Preferred Securities pursuant to the information contained in the DWAC.

4.  Representations, Warranties and Covenants of the Investor. The Investor acknowledges, represents and warrants to, and agrees with, the Company that:

(a)  The Investor (i) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Trust Preferred Securities, including investments in securities issued by the Company and investments in comparable companies, (ii) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (iii) in connection with its decision to purchase the number of Trust Preferred Securities set forth on the Signature Page, has received and is relying only upon the Disclosure Package (including the documents incorporated by reference therein).

(b)  (i) No action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Trust Preferred Securities, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required and (ii) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

(c)  (i) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

(d)  The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package or any other materials presented to the Investor in connection with the purchase and sale of the Trust Preferred Securities constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Trust Preferred Securities. The Investor also understands that there is no established public trading market for the Warrants being offered in the Offering, and that the Company does not expect such a market to develop.  In addition, the Company does not intend to apply for listing the Warrants on any securities exchange.  Without an active market, the liquidity of the Warrants will be limited.

(e)  Since the date on which the Company or its affiliates first contacted such Investor about the Offering, the Investor has not engaged in any transactions in the securities of the Company (including, without limitation, any short sales involving the Company’s securities), and has not violated its obligations of confidentiality.  Each Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined

ANNEX I - 2

in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

5.  Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)  if to the Company, to:

Capitol Bancorp Ltd.
Capitol Bancorp Center
200 N. Washington Square, Fourth Floor
Lansing, Michigan 48933
Attention: Cristin K. Reid, Esq.
Facsimile: 517.374.2576

with copies to (which shall not constitute notice):

Honigman Miller Schwartz and Cohn LLP
444 West Michigan Avenue
Kalamazoo, Michigan 49007
Attention: Phillip D. Torrence, Esq.
Facsimile: 269.337.7703

(b)   if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

6.  Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

7.  Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

8.  Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

9.  Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Michigan, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

10.  Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

11.  Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the

ANNEX I - 3

Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Trust Preferred Securities to such Investor.

 ANNEX I - 4

EXHIBIT A

CAPITOL BANCORP LTD.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1. The exact name that your Shares and Warrants are to be registered in. You may use a nominee name if appropriate:

2. The relationship between the Investor and the registered holder listed in response to item 1 above:

3. The mailing address of the registered holder listed in response to item 1 above:

4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5. Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6. DTC Participant Number:

7. Name of Account at DTC Participant being credited with the Shares:

8. Account Number at DTC Participant being credited with the Shares:

Exhibit A - 1